UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2026
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GITLAB INC.

(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s Telephone Number, Including Area Code: Not Applicable

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

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1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 2.02 Results of Operations and Financial Condition.

As of May 11, 2026, GitLab Inc. (the “Company”) expects its results for the first quarter of fiscal year 2027 to be in-line with its guidance as provided in its earnings press release issued March 3, 2026. The Company also reaffirms its guidance for the fiscal year 2027 (ending January 31, 2027), as provided in its earnings press release issued March 3, 2026, that was previously furnished as Exhibit 99.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2026.

These results are based on preliminary unaudited financial and other information, and subject to normal quarterly closing processes and accounting review. The Company will provide financial results for the quarter ending April 30, 2026 and guidance for the fiscal year ending January 31, 2027 at its next earnings call, which is expected to be held in June 2026.

This information set forth under Item 2.02 of this Current Report is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On May 11, 2026, the Company announced its intention to do a reduction in force (the “Plan”). The Plan is intended to help position the Company for long-term success by realigning its operating structure to optimize execution against its strategic priorities. The Company anticipates reinvesting the majority of the resulting savings from the Plan to accelerate progress against its strategic growth initiatives. William Staples, GitLab’s Chief Executive Officer, posted a letter on the Company’s website regarding the Plan. A copy of the letter is attached hereto as Exhibit 99.1.

The Company will release financial results for its first quarter fiscal year 2027, which ended April 30, 2026, after the U.S. market close on Tuesday, June 2, 2026. The Company will host a conference call that day at 1:30 p.m. Pacific Time (4:30 p.m. Eastern time) to discuss the results. Information on how to register for the live event is available on the Company’s Investor Relations website at ir.gitlab.com. A live webcast of the conference call and the financial results press release will also be accessible from the Company’s investor relations website. An audio webcast replay of the conference call will be available on the investor relations website for one year.

The information in this current report on Form 8-K Item 7.01 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things: its operations, including the plan to implement a global workforce reduction and restructuring of the Company’s operations and the plan’s expected impact; its financial performance; its industry and its business. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipate(s),” “projection,” “will likely result” and or the negative version of these words or other comparable words of a future or forward-looking nature. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to those described under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended January 31, 2026 filed with the SEC as such factors may be updated from time to time in the Company’s periodic filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Letter from William Staples, Chief Executive Officer of GitLab Inc., dated May 11, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: May 11, 2026	By:	/s/ Jessica P. Ross
Jessica P. Ross
Chief Financial Officer